SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 1, 2001




                        CITIZENS COMMUNICATIONS COMPANY.
             (Exact name of Registrant as specified in its charter)


            Delaware                      001-11001              06-0619596
  (State or other jurisdiction          (Commission           (I.R.S. Employer
       of incorporation)                File Number)         Identification No.)

                        3 High Ridge Park, P.O. Box 3801
                           Stamford, Connecticut 06905
               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 614-5600
               Registrant's Telephone Number, Including Area Code



                           No Change Since Last Report
                 ----------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

               Citizens Communications Company announced on June 1, 2001 that it plans two concurrent public offerings of equity securities. One offering will consist of 17.5 million shares of the Company's common stock. The second offering will be $400 million of equity units.

Item 7.  Financial Statements, Exhibits

         (c) Exhibits

               99.1 Press Release of Citizens Communications Company released June 1, 2001 announcing that it plans two concurrent public offerings of equity securities.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CITIZENS COMMUNICATIONS COMPANY.


Dated: June 4, 2001                  By:  /s/  Robert J. Larson
                                         -------------------------------
                                      Name:    Robert J. Larson
                                      Title:   Vice President and
                                               Chief Accounting Officer

                                                       Citizens Communications
                                                       3 High Ridge Park
                                                       Stamford, CT 06905
                                                       203.614.5600
                                                       Web site: www.czn.net


FOR IMMEDIATE RELEASE

Contact:
Don Armour
Vice President, Finance
203.614.5124
darmour@czn.com

                  Citizens Communications Plans Public Offering

Stamford, Conn., June 1, 2001-- Citizens Communications (NYSE:CZN) announced today that it plans two concurrent public offerings of equity securities. One offering will consist of 17.5 million shares of the Company's common stock. The second offering will be $400 million of equity units. Each equity unit will initially consist of a senior note of the Company and a purchase contract for the Company's common stock. The price for the common stock under the purchase contract will be based upon the average trading price of the stock at the time the contract is exercised. The joint book running managers for both of the offerings will be J.P. Morgan and Morgan Stanley Dean Witter. The joint lead managers of the offerings are Bank of America Securities LLC and Salomon Smith Barney.

The offering will be made under the Company's existing shelf registration statement. The Company expects to issue the securities in mid-June.

About Citizens Communications
-----------------------------
Citizens Communications serves 1.4 million access lines in 17 states and is acquiring an additional 1.7 million access lines. Citizens owns 85 percent of Electric Lightwave, Inc. (NASDAQ:ELIX), a facilities-based, integrated communications provider that offers a broad range of services to telecommunications-intensive businesses throughout the United States. More information about Citizens can be found at www.czn.net.

This document contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. These and all forward-looking statements (including oral representations) are only predictions or statements of current plans that are constantly under review by the company. All forward-looking statements may differ from actual results because of, but not limited to, changes in the local and overall economy, changes in market conditions for debt and equity securities, the nature and pace of technological changes, the number and effectiveness of competitors in the company's markets, success in overall strategy, changes in legal or regulatory policy, changes in legislation, the company's ability to identify future markets and successfully expand existing ones, the mix of products and services offered in the company's target markets, the effects of acquisitions and dispositions and the ability to effectively integrate businesses acquired. These important factors should be considered in evaluating any statement contained herein and/or made by the company or on its behalf. The foregoing information should be read in conjunction with the company's filings with the U.S. Securities and Exchange Commission including, but not limited to, reports on Forms 10-K and 10-Q. The company does not intend to update or revise these forward-looking statements to reflect the occurrence of future events or circumstances.